Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity:
Restrictions on Dividends, Loans and Advances

(11) Stockholder's Equity

Payment of dividends by the Bank to the Company is limited or restricted in certain circumstances. According to federal banking law, the approval of the Office of the Comptroller of the Currency (OCC) is required for the declaration of dividends in any year in which dividends exceed the total of net income for that year plus retained income for the preceding two years. At December 31, 2012, approximately $27,721,000 was available for dividends to the Company without the approval of the OCC. Payment of dividends by the Company's non-bank subsidiaries is also restricted by their respective regulatory agencies. The amount of dividends available for payment by these companies without regulatory approval is insignificant.